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                                                                  EXHIBIT 10.49b

                     [LETTERHEAD/LOGO OF AMD APPEARS HERE]


January 16, 1997


Helmut Laub
Meissner + Wurst
GmbH+Co.
Rossbachstrasse 38
D-70499 Stuttgart, Germany

Subj.: Replacement Pages to Design/Build Agreement Dated November 15, 1996

Dear Mr. Laub,

There were some minor clerical errors contained in the above referenced Agreement. Attached are 5 replacement pages (pages 5, 7, 10, 33 and 56). These pages hereby substitute and replace the corresponding pages currently in the executed Agreement.

Please acknowledge your acceptance of this action by signing below.


Signature  /s/ JACK SALTICH     for AMD Saxony Manufacturing, GmbH
          --------------------
               Jack Saltich
               Vice President and General Manager Fab 30


ACKNOWLEDGED & AGREED:

Signature  /s/ FRANK HAHN   for Meissner & Wurst.
          -----------------

Printed Name   FRANK HAHN
             --------------------

Title  Vice President dept Commercial     Date  07.02.97
      --------------------------------         ----------
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Wafer Process Equipment, the procurement and installation of which shall be determined by COMPANY.

     1.4  CONSTRUCTION AND CONSTRUCTION ADMINISTRATION AND SUPERVISION SERVICES.
          ---------------------------------------------------------------------

          1.4.1  CONSTRUCTION AND CONSTRUCTION MANAGEMENT SERVICES BY
                 ----------------------------------------------------
CONTRACTOR.  The acquisition and installation of the Wafer Process Equipment is
----------
COMPANY'S responsibility. Except for the Wafer Process Equipment and other things that the provisions of the Contract expressly require or provide for COMPANY to furnish for the Facility, CONTRACTOR shall furnish and provide all construction management services and all construction for the entire Facility, including without limitation all materials to be incorporated into the buildings, structures and other improvements and all labor, fuel, transportation, construction equipment, tools, utilities, water, wastewater disposal, sewage disposal, supplies, outfit, and appurtenances of every sort which may be necessary for or in connection with the scheduling, delivery, handling, construction, erection, installation, performance, calibration, adjustment and turnover of the Facility, and for the start up and performance testing of the Facility and for the execution of all other construction work included as a part of the Project. All such construction management services and all construction work are collectively referred to as the "CONSTRUCTION WORK". CONTRACTOR shall be responsible for all Construction Work, including without limitation the following:

                 1.4.1.1 UPDATING BUDGET AND SCHEDULE.  During construction,
                         ----------------------------

     revising and updating continuously, and reporting to COMPANY on a monthly basis, the Project Budget and the Project Schedule, as described in Section 1.3.2.4 and Article 12, subject to COMPANY'S approval and
        ---------------     ----------
     effected by issuance of a Change Order; submitting CONTRACTOR'S monthly Application for Payment (described in Section 17.1 below) and invoices
                                           ------------
     and other supporting documentation, as required herein at least monthly; and providing COMPANY with a summary of the status of the Project and a report on the percentage of completion of the Project (both in such form and containing such information, including then current aerial photographs, as COMPANY may reasonably require at least monthly, providing such updated reports, invoices and documents on a timely basis shall be a condition precedent to payment of CONTRACTOR'S Budgeted Fee. Should the Project fall behind schedule or be projected to fall behind schedule, CONTRACTOR shall prepare and submit for COMPANY'S approval, a plan or plans for recovering the lost time showing such actions as may be required to restore the Project Schedule to the complete satisfaction of COMPANY and showing the costs associated with such actions (a "SCHEDULE RECOVERY PLAN"). A Schedule Recovery Plan may include, without limitation, one or more of the following courses of action:

     --   Increase the size of the work force; or

     --   Place activities on shift work; or

     --   Provide and utilize additional equipment; or

     -- Place activities on overtime for a specified period of time but only if approved by COMPANY.

     The party who shall bear any additional costs to the Project occurring as a result of such delay(s) or the effort(s) necessary to recover therefrom shall be determined in accordance with Sections 10.3, 14.4 and 16.2.4. The
                              -------------  ----     ------
Budgeted Cost of the Work shall be increased only by means of Change Order approved by COMPANY in writing pursuant to Article 10 or Article 14.
                                           ----------    ----------
                                       5
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castings, structural steel, steel plate, exchangers, condensers, coolers, insulation, paint, welding rod, instruments, instrument charts, pumps, motors, compressors, generators, furnaces, air conditioning, ventilating, fans, transformers, conduit, wiring, switch gear, panel boards, hoists, tube cleaners, wrenches, fire extinguisher, and the like.

          1.6.3 The term "PERSON" where used herein shall mean an individual, corporation, association, partnership, joint venture, limited liability company, trust or other business entity or government or governmental agency, court, department or officer.

          1.6.4 The term "REASONABLE PERIOD OF TIME" when used herein in connection with any testing by, or any consent or approval of COMPANY shall mean a period of time equal to ten (10) working days or, if the circumstances then prevailing require a longer period of time, COMPANY will justify to CONTRACTOR such longer period of time in which COMPANY may commence its testing or grant or deny its consent or approval.

          1.6.5 The term "REPRESENTATIVE" when used herein shall mean a person designated by one of the parties hereto as its representative and authorized to represent or act on behalf of, and to make decisions that are binding on, the party such person is representing for the purposes for which such person has been appointed and when used herein as applying to COMPANY, for purposes of inspection and approval of Construction Work, shall include any person representing or acting on behalf of any lender to COMPANY. A person designated as a representative for a limited purpose, e.g., to conduct audits, shall not be
                                                                          ---
a representative for any other purpose. COMPANY'S Representatives shall include any independent Person retained by COMPANY to implement financial and cost controls or to examine and advise COMPANY regarding financial or cost matters.

          1.6.6 Expressions such as "SERVICE THE FACILITY" and "SERVICING THE FACILITY" where used herein shall be understood as requiring or referring to the performance of such work as is normally needed to recondition the equipment for resuming operation after a shutdown thereof as, for example, routine purging, unplugging, cleaning or plating up of equipment; installing fresh operating supplies; making such routine pressure tests as are needed before resuming operation; and the like.

          1.6.7 The term "SITE BOUNDARY LINES" where used herein shall be understood to refer to the boundaries of the Site designated as such in the Contract Documents.

          1.6.8 The term "SUBCONTRACTOR" where used herein shall mean a corporation, association, partnership, joint venture, limited liability company, trust or other business entity or individual (other than an employee) who contracts with CONTRACTOR (or with any subcontractor) to (i) perform part of CONTRACTOR'S work, whether at the Site or elsewhere, or (ii) furnish materials for the Facility and also erect or install same at the Site.

          1.6.9 The term "SUPPLIES" where used herein shall mean those goods or commodities which enter into the construction of the temporary structures or temporary lines that are needed at the Site in connection with work on the Facility, and goods or commodities of a rapidly consumable nature that are used by the mechanical or building trades at the Site for work on the Facility.

          1.6.10 The term "SYSTEM" where used herein shall include, without limitation (i) a functionally related group of elements, such as a group of interacting mechanical or electrical components such as the ultra pure water system or the HVAC system for the Fab and Clean Room, or (ii) a structurally related group of elements, such as a building.

                                       7
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Representative, then Contractor's Representative shall delegate to the senior
Project construction superintendent the authority specified in Section 2.2.1.
                                                               -------------
It is understood that only one Representative of COMPANY shall have authority to approve increases or decreases in the Budgeted Cost of the Work.

     2.6  PERSONNEL PROFICIENCY IN ENGLISH.  The senior Project construction
          --------------------------------
superintendent, the superintendent [Bauleiter], the technical superintendent [Fachbauleiter] and all other senior construction personnel shall be able to speak and write English with a reasonable degree of fluency considering the nature and requirements of the Project.

     2.7  EMPLOYMENT OF LEGAL WORKERS.  CONTRACTOR shall be responsible for
          ---------------------------
ensuring that all of CONTRACTOR'S and its subcontractors' and vendors' employees have necessary visas and have the legal right to be present at the Site or anywhere else where the work is being performed and to be employed in the work and that none of such employees are illegal immigrants.

     2.8  COMPLIANCE WITH LAW AND PROMPTITUDE IN HIRING AND REPLACING PERSONNEL.
          ---------------------------------------------------------------------
The removal, replacement and hiring of personnel by CONTRACTOR shall be done in accordance with the laws of the State of Saxony or other applicable law. Replacements for removed personnel shall be hired for the Project within a period of time that does not affect the Cost of the Work or the Project Schedule.

                                   ARTICLE 3
                              CONTRACT DOCUMENTS

     3.1  CONTRACT DOCUMENTS.  The "CONTRACT DOCUMENTS" consist of this
          ------------------
Agreement (including the Exhibit and Schedules attached hereto and the documents incorporated herein by reference), the Project Schedule, the Project Budget, each Estimate of Project Cost, the Project Safety Manual and the Project Procedures Manual which are currently being prepared, the Design Documents to be prepared by CONTRACTOR and approved by COMPANY pursuant to Article 4 hereof, any
                                                           ---------
Addenda to this Agreement entered into between COMPANY and CONTRACTOR and any Change Orders pursuant to Article 10 hereof. This Agreement and the other
                          ----------
Contract Documents shall constitute the Contract between the parties. The Project Safety Manual and the Project Procedures Manual and the Estimate of Project Cost and the Design Documents to be prepared by CONTRACTOR and approved by COMPANY pursuant to Article 4 hereof and any Change Orders pursuant to
                       ---------
Article 10 hereof, are hereby made a part hereof as effectively as if actually
----------
set forth herein in full. It is understood and agreed that whenever the term "CONTRACT DOCUMENTS" is used in this Agreement, it shall mean the Contract Documents as approved by COMPANY except that, in the event the parties hereto mutually agree to any modifications of the Contract Documents, it shall mean the Contract Documents as so modified.

       3.2  RESOLUTION OF CONFLICTS.  If any of the other Contract Documents
            -----------------------
(other than any Addenda to this Agreement) are found to conflict with this Agreement, then this Agreement shall control. Furthermore, should there be a conflict between any of the other Contract Documents (other than any Addenda to this Agreement), the Contract Document bearing the later date shall control. Notwithstanding the foregoing, if a document with a later date adversely affects another portion of the Facility covered by a document with an earlier date, the parties shall cooperate to remove the adverse effect. In cases where a conflict exists between any parts of the Contract Documents after application of the foregoing provisions, and adoption of one of the conflicting alternatives would jeopardize CONTRACTOR'S warranties and guarantees hereunder while adoption of the other would not, the alternative which would not jeopardize CONTRACTOR'S warranties and guarantees shall control unless the construction involved therein would be unsafe in which case the parties hereto shall cooperate in revising one of the aforesaid alternatives to remove the objections of jeopardy to warranties and guarantees

                                      10
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COMPANY'S inspection of the Punch List items, it is found that CONTRACTOR has not completed all of the items listed, or other Construction Work not listed is found to be deficient, COMPANY shall prepare a further Punch List and submit to CONTRACTOR. This list may not be exhaustive and the failure to include an item on it does not relieve CONTRACTOR of the responsibility to complete all of the Construction Work in accordance with the Contract. If, after inspection of the further Punch List items, it is found that CONTRACTOR has not completed all of the items listed, or other Construction Work not listed is found to be deficient, the cost of all further inspections required by COMPANY to determine if the Construction Work has been completed in accordance with the Design Documents and authorized Change Orders will be charged to CONTRACTOR. Punch List items that could not lead to malfunction of a system or could not limit any of such system's functions or could not affect COMPANY'S continuous use of such system shall not delay COMPANY'S acceptance of such system. COMPANY may have the beneficial or partial use of a system prior to substantial completion and acceptance of such system due to Punch List items that affect the system's functions or the system's ability to meet specifications or Facility criteria, but such beneficial or partial use shall not relieve CONTRACTOR of its obligation to correct or complete such Punch List items, shall not trigger the Warranty Commencement Date (defined in Section 18.1) applicable to such system
                                       ------------
and shall not constitute acceptance of such system.

          15.2.2    CONTRACTOR'S CERTIFICATION OF COMPLETION OF CONSTRUCTION
                    --------------------------------------------------------
WORK.  When CONTRACTOR has completed all of the Construction Work, including the
-----
items of the Punch List(s), on each system or on the Facility, CONTRACTOR shall certify to COMPANY (i) that such Construction Work has been completed in accordance with the approved Design Documents and (ii) that all materials and workmanship are in accordance with the Design Documents. If COMPANY'S Representative or Inspector agrees with CONTRACTOR'S certification, then such Construction Work shall be deemed to have been completed. If COMPANY'S Representative or Inspector disagrees, COMPANY'S Representative or Inspector shall identify the matters that have not yet been completed, and CONTRACTOR shall complete such matters. When CONTRACTOR has completed such Construction Work to COMPANY'S satisfaction, then such Construction Work shall be deemed to have been completed.

          15.2.3    CONDITIONS CONSTITUTING FINAL COMPLETION.  The Facility
                    ----------------------------------------
shall be finally complete when (i) CONTRACTOR shall have completed the Construction Work as described in Section 15.2.1 above, (ii) CONTRACTOR shall
                                  --------------
have certified such completion as described in Section 15.2.2 above and
                                               --------------
COMPANY'S Inspector shall have determined in accordance with Section 15.2.2 that
                                                             --------------
all of the Construction Work (including Punch List items) to be performed in connection with the Facility has been performed to the satisfaction of COMPANY'S Inspector, (iii) the construction of the Facility shall have been completed free of liens and free of retention of title to any materials, and (iv) the Facility is undamaged and has been available for regular use and occupancy. The date upon which such matters have been completed to COMPANY'S satisfaction shall be the "FINAL COMPLETION DATE". The parties shall enter into a written memorandum memorializing the Final Completion Date. It is understood that COMPANY'S Final Acceptance of the Facility pursuant to Section 15.3 hereof shall occur after the
                                       ------------
Final Completion Date.

     15.3 FINAL ACCEPTANCE AND FINAL PAYMENT.
          ----------------------------------

          15.3.1FINAL ACCEPTANCE BY COMPANY.  When all of the conditions
                ---------------------------
hereinafter set forth in this Section 15.3.1 shall have been fulfilled, COMPANY
                              --------------
shall give CONTRACTOR its final acceptance of the Facility (the "FINAL ACCEPTANCE") in writing. The aforesaid Final Acceptance shall be contingent upon the following conditions: (i) the Final Completion Date shall have

                                      33
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                     DEM750,000   each occurrence, combined single limit bodily
                                  injury and property damage

                     DEM1,500,000   aggregate combined single limit bodily
                                    injury and property damage

     21.3   INSURANCE CERTIFICATES.  CONTRACTOR shall furnish, and shall make
            ----------------------
best efforts to cause each subcontractor to furnish, COMPANY insurance certificates and/or certified copies of the original policies evidencing the insurance specified herein. All insurance to be carried by CONTRACTOR shall be issued by insurance companies qualified to issue such insurance in Germany that are reasonably acceptable to COMPANY and maintained in force by CONTRACTOR so long as CONTRACTOR is engaged in any work at the COMPANY'S Facility within the purview of the Contract. Certificates should show type of insurance, operations covered, effective dates, and dates of expiration and contain the following statement:

            "Thirty (30) days written notice of cancellation or change, to be effective upon receipt thereof, shall be given to COMPANY, by sending notice to Advanced Micro Devices, Inc., ATTN: Risk Manager, One AMD Place, Post Office Box 3453, M/S 89, Sunnyvale, California 94088-3453, before any cancellation or CONTRACTOR initiated change of this policy shall be effective."

     21.4   COMPANY AS ADDITIONAL INSURED.  CONTRACTOR shall, and shall make
            -----------------------------
best efforts to cause each subcontractor to, name COMPANY, Advanced Micro Devices, Inc. and their respective officers, agents and employees as additional insureds on CONTRACTOR'S and Subcontractor's liability policies for any claims arising with respect to the negligence of CONTRACTOR or subcontractors relating to the Construction Work performed under the Contract.

     21.5   BUILDERS ALL RISK INSURANCE.  COMPANY shall purchase and maintain
            ---------------------------
builders risk-type insurance upon the entire Project for the full cost of replacement at the time of the loss. This insurance shall include as named insureds COMPANY, CONTRACTOR and the subcontractors (generally as a class, but not individually) and shall insure against loss from fire and extended coverage perils, and shall include "All Risk" insurance for physical loss or damage including, without duplication of coverage and to the extent available, at least theft, vandalism, malicious mischief, transit, collapse, flood, earthquake, testing and damage resulting from defective design, workmanship or material. COMPANY will increase limits of coverage, if necessary, to reflect estimated replacement cost. COMPANY will be responsible for any co-insurance penalties or deductibles unless due to the fault or negligence of CONTRACTOR or any subcontractor.

       21.6 PERFORMANCE AND WARRANTY BANK GUARANTEES.  CONTRACTOR shall provide
            ----------------------------------------
a performance bank guarantee in the amount of twenty percent (20%) of that portion of the Budgeted Cost of the Work performed by CONTRACTOR (excluding design & construction management services) and shall cause each subcontractor and vendor to provide a performance bank guarantee in an amount equal to twenty percent (20%) of that portion of the Budgeted Cost of the Work performed by each subcontractor and vendor and shall provide a warranty bank guarantee in the amount of five percent (5%) of that part of the actual Cost of the Work performed by CONTRACTOR (excluding design & construction management services) and shall cause each subcontractor or vendor to provide a warranty bank guarantee in an amount equal to (i) in the case of a subcontract or purchase order amount exceeding DEM5,000,000, five percent (5%) of the subcontract or purchase order amount, and (ii) in the case of a subcontract or purchase order amount between DEM500,000 and DEM5,000,000, ten percent (10%) of the subcontract or purchase order amount, but in the case of a subcontract or purchase order amount less than DEM500,000, no warranty bank guarantee shall be required. Each bank guarantee shall satisfy the applicable criteria

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